Summary Prospectus and
Prospectus Supplement

September 29, 2017

Morgan Stanley Institutional Fund, Inc.

Supplement dated September 29, 2017 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus and Prospectus dated May 1, 2017

Active International Allocation Portfolio (the "Fund")

The Board of Directors of Morgan Stanley Institutional Fund, Inc., at a meeting held on September 27-28, 2017, approved amendments to the Fund's investment objective and strategies subject to shareholder approval that include the following:

Current investment objective: The Fund "seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the "Adviser," Morgan Stanley Investment Management Inc., and/or the Sub-Adviser, Morgan Stanley Investment Management Company ("MSIM Company"), in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices."

Proposed investment objective: The Fund "seeks long-term capital appreciation."

The change in the Fund's investment objective (and accompanying strategy changes) will allow the Fund to continue to be macro focused while shifting to a high-conviction proprietary top-down framework that selects country weightings and implements macro views through equity positions in sectors, industries, customized baskets and/or individual stocks.

Subject to shareholder approval, the Fund's principal investments strategies will change to the following:

The Adviser and/or the Sub-Adviser actively select among developed and emerging countries applying its investment process to determine a country's future economic growth and equity return potential. The Adviser and/or the Sub-Adviser utilize a proprietary top-down framework to quantitatively and qualitatively rank countries relative to one another and relative to their own history. The Adviser's and/or the Sub-Adviser's approach combines a top-down country process with sector allocation and bottom-up stock selection.

The Adviser and/or the Sub-Adviser analyze the global economic environment and each country's fundamentals and actively allocate the Fund's assets among countries and sectors located throughout the world (the investment universe is developed markets, including the United States, and emerging markets, including frontier markets). Investment decisions may be implemented through sector, industry and stock-specific allocations within and across markets that best capture the top-down view. Country and sector weightings are based on relative economic, political and social fundamentals, stock valuations and investor sentiment and are a function of the Adviser's and/or the Sub-Adviser's conviction levels, the size of the economy and liquidity. The investment process considers analysis of sustainability with respect to financial strength, environmental and social factors and governance (also referred to as ESG).

Investments are based on fundamental analysis in an effort to identify those equities that stand to benefit most from the Adviser's and/or the Sub-Adviser's current and prospective macro views and that are likely to experience attractive earnings growth prospects as a result of exposure and gearing to those top-down conditions. Investment decisions are implemented by equity positions in sectors, industries, customized baskets and/or individual stocks. The equity securities in which the Fund may invest include common stock, preferred stock, convertible securities, depositary receipts, rights and warrants. The Adviser and/or the Sub-Adviser generally consider selling a portfolio holding when they determine that the position no longer satisfies their investment criteria.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, contracts for difference and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

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The Fund's portfolio turnover is expected to be approximately 50% over a 3-6 month period as a result of the strategy rebalance. The Adviser does not anticipate adverse tax consequences as a result of the Fund's portfolio turnover due to the Fund's estimated capital gains and/or losses and current capital loss carryforwards.

The proposal to change the Fund's investment objective requires the approval of the Fund's shareholders. The proposed changes to the investment strategies would be subject to obtaining shareholder approval of the change to the investment objective. A proxy statement formally detailing the proposal is anticipated to be distributed to shareholders of the Fund during the fourth quarter of 2017. The corresponding special meeting of shareholders is expected to be held in December 2017.

Please retain this supplement for future reference.

  MSIFAIASPSPT 9/17